Exhibit 10.2

FORM OF EXECUTIVE SEVERANCE AGREEMENT AMENDMENT

Date:

To:	Participant

From:	Kathy Kennedy

Subject:	EXECUTIVE SEVERANCE AGREEMENT AMENDMENT

As part of the executive leadership team, you will play an important role in the upcoming Siemens acquisition and our success as we move through this transition period.  This agreement (“Agreement”) amends your executive severance agreement effective                        (“Executive Severance Agreement”) to provide retention payments in lieu of certain additional Change in Control severance provided by your current Executive Severance Agreement and to provide certain additional incentive payments.  If you agree to such amendment of your Executive Severance Agreement, please sign below.

1.             In Section 1(A), the words “other than as set forth in Section 1(B)” are deleted in their entirety and the words “after the first anniversary of the Closing (as defined in the Agreement and Plan of Merger by and among Siemens Corporation, Belfast Merger Co. and Dade Behring Holdings, Inc., dated as of July 25, 2007) (“Closing”)” are substituted therefore.

2.             The first sentence of Section 1(B) is deleted in its entirety and the following is substituted therefore:

You will be paid $                       (“Retention Payment”) on the first anniversary of the Closing if you remain employed by the Company through such first anniversary.  If you are “involuntarily terminated” (as defined in Section 2 below) prior to such first anniversary of the Closing, you will be paid your Retention Payment in one lump sum within thirty (30) days after the involuntary termination.

3.             The following is added to Section 1(B)

You will also be paid $                       (“Long-Term Incentive Payment”) on the first anniversary of the Closing (provided the Closing occurs by August 23, 2008) if you remain employed by the Company through such first anniversary.  If you are “involuntarily terminated” (as defined in Section 2 below) prior to such first anniversary of the Closing, you will be paid your Long-Term Incentive Payment in one lump sum within thirty (30) days after the involuntary termination.

4.             In the second sentence of Section 1(C), the words “one year following an involuntary termination described in Section 1(A) or two years following an involuntary termination described in Section 1(B)” are deleted in their entirety and the words “one year following an involuntary termination other than in an involuntary termination prior to the second anniversary of the Closing or two years following an involuntary termination prior to the second anniversary of the Closing” are substituted therefore.

5.             In Section 1(E), the words “Dade Behring Holdings, Inc.” are deleted in their entirety and the words “Siemens Medical Solutions U.S.A., Inc.” are substituted therefore.

6.             For purposes of clarity, the words “by the Company” in the introductory provision of Section 2 are deleted in their entirety and Section 2(A)(i) is deleted in its entirety and the following substituted therefore:

(i)            a diminution in your position (including status, titles or reporting requirements), authority, duties or responsibilities (including the assignment to you of any duties inconsistent with your position, authority, duties or responsibilities) or terms and conditions of employment as outlined in the employment offer letter provided you no later than ten (10) days after the Closing in connection with your employment after the Closing, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you,

7.             In the second sentence of Section 4, the words “other than pursuant to Section 1(B) or for two years thereafter if your employment terminates pursuant to Section 1(B)” are deleted in their entirety and the words “other than in an involuntary termination prior to the second anniversary of the Closing or two years thereafter if you are involuntarily terminated prior to the second anniversary of the Closing” are substituted therefore.

8.             A new Section 16 is added to the Executive Severance Agreement as follows:

The Company and you will cooperate in good faith, without changing the basic economic terms of this letter agreement, to ensure that the payments and benefits set forth in this letter agreement are not subject to the additional 20% tax set forth in section 409A of the Internal Revenue Code of 1986, as amended.

9.             Except for item 8 of this Agreement, the amendments set forth in this Agreement are contingent upon the occurrence of the Closing and shall not be effective unless and until the Closing occurs.  If you are not offered a position, no amendments set forth in this Agreement except for items 3 and 8 shall be effective and the Executive Severance Agreement as in effect prior to this Agreement shall remain in full force and effect.  If you do not accept the position offered you within ten (10) days after the Closing, no amendments set forth in this Agreement except for item 8 shall be effective and the Executive Severance Agreement as in effect prior to this Agreement shall remain in full force and effect.

10.           In all other respects, the Executive Severance Agreement, as amended, remains in full force and effect.

Working together, we can leverage our strengths, manage through our challenges and anticipate a very positive future.  I very much look forward to working with you as we progress together.

Congratulations!

/s/ Kathy Kennedy
Kathy Kennedy
Senior Vice President Human Resources

Agreed and Acknowledged

Participant Name

FORM OF GERMAN EXECUTIVE SEVERANCE AGREEMENT AMENDMENT

Date:

Subject:	Retention and Incentive Payments

From:	Kathy Kennedy

To:	Participant Name

As part of the executive leadership team, you will play an important role in the upcoming Siemens acquisition and our success as we move through this transition period.  This agreement (“Agreement”) amends your executive severance agreement dated                        (“Executive Severance Agreement”) to provide retention payments in lieu of certain additional Change in Control severance provided by your current Executive Severance Agreement and to provide certain additional incentive payments.  If you agree to such amendment of your Executive Severance Agreement, please sign below.

1.             In Section 1(A), the words “other than as set forth in Section 1(B)” are deleted in their entirety and the words “after the first anniversary of the Closing (as defined in the Agreement and Plan of Merger by and among Siemens Corporation, Belfast Merger Co. and Dade Behring Holdings, Inc., dated as of July 25, 2007) (“Closing”)” are substituted therefore.

2.             The first sentence of Section 1(B) is deleted in its entirety and the following is substituted therefore:

You will be paid €                       (“Retention Payment”) on the first anniversary of the Closing if you remain employed by the Company through such first anniversary.  If you are “involuntarily terminated” (as defined in Section 2 below) prior to such first anniversary of the Closing, you will be paid your Retention Payment in one lump sum within thirty (30) days after the involuntary termination.

3.             The following is added to Section 1(B)

You will also be paid €                       (“Long-Term Incentive Payment”) on the first anniversary of the Closing (provided the Closing occurs by August 23, 2008) if you remain employed by the Company through such first anniversary.  If you are “involuntarily terminated” (as defined in Section 2 below) prior to such first anniversary of the Closing, you will be paid your Long-Term Incentive Payment in one lump sum within thirty (30) days after the involuntary termination.

4.             In the second sentence of Section 1(C), the words “one year following an involuntary termination described in Section 1(A) or two years following an involuntary termination described in Section 1(B)” are deleted in their entirety and the words “one year following an involuntary termination other than in an involuntary termination prior to the second anniversary of the Closing or two years following an involuntary termination prior to the second anniversary of the Closing” are substituted therefore.

5.             In Section 1(E), the words “Dade Behring Holdings, Inc.” are deleted in their entirety and the words “Siemens Medical Solutions U.S.A., Inc.” are substituted therefore.

6.             For purposes of clarity, the words “by the Company” in the introductory provision of Section 2 are deleted in their entirety and Section 2(A)(i) is deleted in its entirety and the following substituted therefore:

(i)            a diminution in your position (including status, titles or reporting requirements), authority, duties or responsibilities (including the assignment to you of any duties inconsistent with your position, authority, duties or responsibilities) or terms and conditions of employment as outlined in the employment offer letter provided you no later than ten (10) days after the Closing in connection with your employment after the Closing, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you,

7.             A new Section 17 is added to the Executive Severance Agreement as follows:

The Company and you will cooperate in good faith, without changing the basic economic terms of this letter agreement, to ensure that the payments and benefits set forth in this letter agreement are not subject to the additional 20% tax set forth in section 409A of the Internal Revenue Code of 1986, as amended.

8.             Except for item 7 of this Agreement, the amendments set forth in this Agreement are contingent upon the occurrence of the Closing and shall not be effective unless and until the Closing occurs.  If you are not offered a position, no amendments set forth in this Agreement except for items 3 and 7 shall be effective and the Executive Severance Agreement as in effect prior to this Agreement shall remain in full force and effect.  If you do not accept the position offered you within ten (10) days after the Closing, no amendments set forth in this Agreement except for item 7 shall be effective and the Executive Severance Agreement as in effect prior to this Agreement shall remain in full force and effect.

9.             In all other respects, the Executive Severance Agreement, as amended, remains in full force and effect.

Working together, we can leverage our strengths, manage through our challenges and anticipate a very positive future.  I very much look forward to working with you as we progress together.

Congratulations!

/s/ Kathy Kennedy
Kathy Kennedy
Senior Vice President Human Resources

Agreed and Acknowledged

Participant Name